                                                                       Exhibit 2


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Jan Bell Marketing, Inc. on Form S-8 of our report dated March 18, 1998, appearing in the Annual Report on Form 10-K of Jan Bell Marketing, Inc.
for the year ended January 31, 1998.




/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Certified Public Accountants
Miami, FL
November 30, 1998